                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549





                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported) - JULY 23, 2007 (JULY 18, 2007)




                                  ALLETE, INC.
             (Exact name of registrant as specified in its charter)

    MINNESOTA                      1-3548                      41-0418150
 (State or other           (Commission File Number)          (IRS Employer
 jurisdiction of                                           Identification No.)
 incorporation or
  organization)

                             30 WEST SUPERIOR STREET
                          DULUTH, MINNESOTA 55802-2093
          (Address of principal executive offices, including zip code)

                                 (218) 279-5000
              (Registrant's telephone number, including area code)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written  communications  pursuant  to  Rule  425  under the  Securities  Act
    (17 CFR 230.425)
/ / Soliciting   material  pursuant  to  Rule 14a-12  under  the  Exchange   Act
    (17 CFR 240.14a-12)
/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On July 18, 2007, Douglas C. Neve was elected to serve on ALLETE, Inc.'s (ALLETE) Board of Directors and is expected to serve on the Audit Committee. Mr. Neve, 51, former Chief Financial Officer of Minneapolis-based Ceridian Corporation, serves on the Audit Committee of Luther College, serves as a board member for Tyndale House Publishers, and is a past board member of the Special Olympics of Minnesota and International Students, Inc.



                      ------------------------------------


READERS ARE CAUTIONED THAT FORWARD-LOOKING STATEMENTS SHOULD BE READ IN CONJUNCTION WITH ALLETE'S DISCLOSURES UNDER THE HEADING: "SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995" LOCATED ON PAGE 2 OF THIS FORM 8-K.




                      ALLETE Form 8-K dated July 23, 2007                      1

                              SAFE HARBOR STATEMENT
           UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

In  connection  with  the  safe  harbor  provisions  of the  Private  Securities
Litigation Reform Act of 1995, ALLETE is hereby filing cautionary statements identifying important factors that could cause it's actual results to differ materially from those projected in forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) made by or on behalf of ALLETE in this Current Report on Form 8-K, in presentations, in response to questions or otherwise. Any statements that express, or involve discussions as to expectations, beliefs, plans, objectives, assumptions, or future events or performance (often, but not always, through the use of words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "projects," "will likely result," "will continue," "could," "may," "potential," "target," "outlook" or similar expressions) are not statements of historical facts and may be forward-looking.

Forward-looking statements involve estimates, assumptions, risks and uncertainties, which are beyond ALLETE's control and may cause actual results or outcomes to differ materially from those that may be projected. These statements are qualified in their entirety by reference to, and are accompanied by, the following important factors, in addition to any assumptions and other factors referred to specifically:

 -  ALLETE's ability to successfully implement it's strategic objectives;
 -  our ability to manage expansion and integrate acquisitions;
 -  prevailing  governmental  policies,  regulatory  actions,  and   legislation
    including  those of the United  States  Congress,  state  legislatures,  the
    Federal  Energy  Resource   Commission,   the  Minnesota   Public  Utilities
    Commission, the Public Service Commission of Wisconsin, and various local and county regulators, and city administrators, about allowed rates of return, financings, industry and rate structure, acquisition and disposal of assets and facilities, real estate development, operation and construction of plant facilities, recovery of purchased power and capital investments, present or prospective wholesale and retail competition (including but not limited to transmission costs), zoning and permitting of land held for resale and environmental regulation;
 -  effects of restructuring initiatives in the electric industry;
 -  economic and geographic factors, including political and economic risks;
 -  changes in and compliance with laws and policies;
 -  weather conditions;
 -  natural disasters and pandemic diseases;
 -  war and acts of terrorism;
 -  wholesale power market conditions;
 -  population growth rates and demographic patterns;
 - effects of competition, including competition for retail and wholesale customers;
 -  changes in the real estate market;
 -  pricing and transportation of commodities;
 -  changes in tax rates or policies or in rates of inflation;
 -  unanticipated project delays or changes in project costs;
 - availability of construction materials and skilled construction labor for capital projects;
 -  unanticipated changes in operating expenses and capital expenditures;
 -  global and domestic economic conditions;
 -  ALLETE's ability to access capital markets and bank financing;
 -  changes in interest rates and the performance of the financial markets;
 - ALLETE's ability to replace a mature workforce, and retain qualified, skilled and experienced personnel; and
 - the outcome of legal and administrative proceedings (whether civil or criminal) and settlements that affect the business and profitability of ALLETE.

Additional disclosures regarding factors that could cause ALLETE's results and performance to differ from results or performance anticipated by this report are discussed in Item 1A under the heading "Risk Factors" in Part I of ALLETE's 2006 Form 10-K. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which that statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all of these factors, nor can it assess the impact of each of these factors on the businesses of ALLETE or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. Readers are urged to carefully review and consider the various disclosures made by ALLETE in this Form 8-K and in ALLETE's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the factors that may affect ALLETE's business.


2                     ALLETE Form 8-K dated July 23, 2007

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                ALLETE, Inc.





July 23, 2007                                  Mark A. Schober
                             ---------------------------------------------------
                                               Mark A. Schober
                              Senior Vice President and Chief Financial Officer



                      ALLETE Form 8-K dated July 23, 2007                      3